FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of this 1st day of June, 2004, among PSS World Medical, Inc., a Florida corporation (“PSS”), Gulf South Medical Supply, Inc., a Delaware corporation (“Gulf South”), and Physician Sales & Services Limited Partnership, a Florida limited partnership (“PSS LP”; PSS, Gulf South and PSS LP are referred to hereinafter each individually as a “Borrower” and collectively as “Borrowers”), PSS Holding, Inc., a Florida corporation (“PSS Holding”), PSS Service, Inc., a Florida corporation (“PSS Service”), Physician Sales & Service, Inc., a Florida corporation (“Physician Sales & Service”), Highpoint Healthcare Distribution, Inc., a Nevada corporation (“Highpoint Healthcare”), ProClaim, Inc., a Tennessee corporation (“ProClaim”), Ancillary Management Solutions, Inc., a Tennessee corporation (“Ancillary”), and ThriftyMed, Inc., a Florida corporation (“ThriftyMed”; PSS Holding, PSS Service, Physician Sales & Service, Highpoint Healthcare, ProClaim, Ancillary and ThriftyMed are referred to hereinafter each individually as a “Guarantor” and collectively as “Guarantors”), the Lenders party to this Amendment (the “Lenders”), and Bank of America, N.A., as Agent for the Lenders (the “Agent”).

W I T N E S S E T H :

        WHEREAS, Borrowers, Guarantors, the Lenders and the Agent entered into that certain Amended and Restated Credit Agreement, dated as of May 20, 2003, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”); and

        WHEREAS, Borrowers, Guarantors, the Lenders and the Agent desire to enter into this Amendment for the purpose of amending the Credit Agreement in certain respects.

        NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

    2.               The Credit Agreement is amended by deleting the reference to “$42,000,000” contained in clause (a) of the definition of “Permitted Stock Redemptions” set forth in Appendix A to the Credit Agreement and replacing such reference with “$55,000,000.” Borrowers acknowledge that, as of the date hereof, the aggregate redemption price for all redemptions of capital stock of PSS that have occurred on or after the Closing Date equals $40,633,292.

    3.               The Agent and Lenders hereby consent to the creation and existence of WorldMed Shared Services, Inc. (“WorldMed”), a Florida corporation and wholly owned subsidiary of PSS, provided that, notwithstanding Section 7.20 of the Credit Agreement, World Med becomes a Borrower under the Credit Agreement and a Grantor under the Security Agreement on the date hereof pursuant to a Joinder Agreement in the form attached hereto as Exhibit A.

4. The effectiveness of this Amendment is expressly conditioned upon the following:

(a) the due execution and delivery of this Amendment by each of the parties hereto; and

    (b)               the delivery to the Agent of such affidavits and other items as the Agent may require evidencing that this Amendment has been executed and delivered by Borrowers and Guarantors outside of the State of Florida.

    5.               To induce the Agent and the Lenders to enter into this Amendment, Borrowers and Guarantors hereby represent and warrant that, as of the date hereof, there exists no Default or Event of Default under the Credit Agreement.

    6.               Borrowers and Guarantors hereby restate, ratify, and reaffirm each and every term, condition, representation and warranty heretofore made by each of them under or in connection with the execution and delivery of the Credit Agreement, as modified hereby, and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment, except to the extent that any such representation or warranty relates solely to a prior date.

    7.               Except as expressly set forth herein, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers and Guarantors to the Agent and the Lenders.

    8.               Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Agent.

9. Borrowers and Guarantors agree to take such further action as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

    10.               This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

11. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns, and legal representatives and heirs, of the parties hereto.

12. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

[Signatures commence on following page.]

        IN WITNESS WHEREOF, Borrowers, Guarantors, the Agent and the Lenders have caused this Fourth Amendment to be duly executed as of the date first above written.

BORROWERS: GUARANTORS	PSS WORLD MEDICAL, INC.

 By:  /s/ David D. Klarner
 Name:  David D. Klarner
 Title:  Vice President

 GULF SOUTH MEDICAL SUPPLY, INC.

 By:  /s/ David D. Klarner
 Name:  David D. Klarner
 Title:  Vice President

 PHYSICIAN SALES & SERVICE
 LIMITED PARTNERSHIP

 By: PSS World Medical, Inc.,
          Its general partner

          By:  /s/ David D. Klarner
          Name:   David D. Klarner
          Title:   Vice President

 PSS HOLDING, INC.

 By:  /s/ David D. Klarner
 Name:  David D. Klarner
 Title:  Vice President

 PSS SERVICE, INC.

 By:  /s/ David D. Klarner
 Name:  David D. Klarner
 Title:  Vice President

 PHYSICIAN SALES & SERVICE, INC.

 By:  /s/ David D. Klarner
 Name:  David D. Klarner
 Title:  Vice President

LENDERS: AGENT:	THRIFTYMED, INC.

 By:  /s/ David D. Klarner
 Name:  David D. Klarner
 Title:  Vice President

 HIGHPOINT HEALTHCARE
 DISTRIBUTION, INC.

 By:  /s/ David D. Klarner
 Name:  David D. Klarner
 Title:  Vice President

 PROCLAIM, INC.

 By:  /s/ David D. Klarner
 Name:  David D. Klarner
 Title:  Vice President

 ANCILLARY MANAGEMENT
 SOLUTIONS, INC.

 By:  /s/ David D. Klarner
 Name:  David D. Klarner
 Title:  Vice President

 BANK OF AMERICA, N.A.

 By:  /s/ Mark Herdman
 Name:  Mark Herdman
 Title:  Vice President

 GENERAL ELECTRIC CAPITAL CORPORATION

 By:  /s/ Steven Wagnblas
 Name:  Steve Wagnblas
 Title:  Duly Aughorized Signatory

 FLEET CAPITAL CORPORATION

 By:_________________________________
 Name:_______________________________
 Title:________________________________

 WACHOVIA BANK, NATIONAL ASSOCIATION

 By:  /s/ Brian R. O'Fallon
 Name:  Brian R. O'Fallon
 Title:  Director

 THE CIT GROUP/BUSINESS CREDIT, INC.

 By:  /s/ Arthur R. Cordwell Jr.
 Name:  Arthur R. Cordwell Jr.
 Title:  Vice President

 BANK OF AMERICA, N.A.

 By:  /s/ Mark Herdman
 Name:  Mark Herdman
 Title:  Vice President

Exhibit A

JOINDER AGREEMENT

        THIS JOINDER AGREEMENT (the “Agreement”), dated as of June 1, 2004, is among WorldMed Shared Services, Inc., a Florida corporation (“WorldMed”), PSS World Medical, Inc., a Florida corporation (“PSS”), Gulf South Medical Supply, Inc., a Delaware corporation (“Gulf South”), Physician Sales & Service Limited Partnership, a Florida limited partnership (“PSS LP”; PSS, Gulf South and PSS LP shall sometimes be referred to herein individually as a “Borrower”, and collectively as the “Borrowers”), Ancillary Management Solutions, Inc., a Tennessee corporation (“AMS”), Highpoint Healthcare Distribution, Inc., a Nevada corporation (“Highpoint Healthcare”), ProClaim, Inc., a Tennessee corporation (“ProClaim”), PSS Holding, Inc., a Florida corporation (“PSS Holding”), PSS Service, Inc., a Florida corporation (“PSS Service”), Physician Sales & Service, Inc., a Florida corporation (“Physician Sales and Service”), and ThriftyMed, Inc., a Florida corporation (“ThriftyMed”; AMS, Highpoint Healthcare, ProClaim, PSS Holding, PSS Service, Physician Sales and Service and ThriftyMed shall sometimes be referred to herein individually as a “Guarantor”, a collectively as the “Guarantors”, and Bank of America, N.A., as agent (together with its successors and assigns in such capacity, “Agent”) for the below referenced Lenders under that certain Amended and Restated Credit Agreement dated as of May 20, 2003 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) , by and among the financial institutions from time to time parties thereto (the “Lenders”), the Agent, as agent for the Lenders, Borrowers and Guarantors. All of the defined terms in the Credit Agreement are incorporated herein by reference, unless otherwise defined herein.

WITNESSETH:

        WHEREAS, on March 11, 2004, WorldMed was incorporated as a wholly owned subsidiary of PSS.

        WHEREAS, the parties hereto desire that WorldMed become a “Borrower” pursuant to the terms of the Credit Agreement.

        WHEREAS, the parties hereto desire that WorldMed becomes a “Grantor” pursuant to the terms of that certain Amended and Restated Security Agreement dated as of May 20, 2003 (as amended, restated, supplemented or otherwise modified, the “Security Agreement”), by and among Borrowers and the Guarantors (collectively, “Grantors”) and the Agent.

        NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WorldMed, the Lenders, the Agent, the Borrowers and the Guarantors hereby agree as follows:

    1.        WorldMed hereby acknowledges, agrees and confirms that, by its execution of this Agreement, WorldMed will be deemed to be a party to the Credit Agreement as a “Borrower” and an “Obligor” for all purposes under the Credit Agreement, and shall have all of the obligations of a Borrower and an Obligor thereunder as if it had executed the Credit Agreement. WorldMed hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and in the Loan Documents which are binding on the Borrowers, including without limitation (a) all of the representations and warranties of the Obligors set forth in Article 6 of the Credit Agreement, and (b) all of the covenants of the Obligors set forth in Article 7 of the Credit Agreement.

    2.        Without limiting the generality of the foregoing terms of Paragraph 1, WorldMed hereby acknowledges, agrees and confirms that, by its execution of this Agreement, WorldMed will be deemed to be a party to the Security Agreement for all purposes under the Security Agreement, and shall have all of the obligations of a Grantor for all purposes as if its had executed the Security Agreement. WorldMed hereby ratifies, as of the date hereof, and agrees to be bounds by, all of the terms, provisions and conditions contained in the Security Agreement which are binding upon the Grantors thereto, including, without limitation (a) all of the representations and warranties of the Grantors set forth in the Security Agreement, (b) all of the covenants set forth in the Security Agreement and (c) the grant to the Agent of a continuing security interest in and lien upon any and all right, title and interest of WorldMed in and to the Collateral (as defined therein).

    3.        The Credit Agreement is hereby amended by replacing Schedules 6.3, 6.4, 6.5, 6.7, 6.11 and 6.27 of the Credit Agreement with the respective new Schedules 6.4, 6.5, 6.7, 6.11 and 6.27 to the Credit Agreement attached hereto.

    4.        The Security Agreement is hereby amended by replacing Schedules I, II, and III of the Security Agreement with the respective new Schedules I, 11, and III to the Security Agreement attached hereto.

    5.        WorldMed acknowledges and confirms that it has received a copy of the Credit Agreement and the Security Agreement and the respective Annexes, Schedules and Exhibits thereto.

    6.        The Obligors confirm that all of the Obligors’ obligations under the Credit Agreement are, and upon WorldMed becoming a Borrower, shall continue to be, in full force and effect. The Obligors further confirm that, immediately upon WorldMed becoming a Borrower, the term “Obligations”, as used in the Credit Agreement, shall include all obligations of WorldMed under the Credit Agreement and under each of the Loan Documents to which it is or at any time hereafter becomes a party.

    7.        Without limiting the generality of the foregoing, each Guarantor hereby confirms that the obligations guaranteed by the Guarantors under the Credit Agreement include all “Obligations”, as used in the Credit Agreement, including, without limitation, the Obligations of WorldMed under the Credit Agreement after giving effect to the joinder of WorldMed as a Borrower as contemplated by this Agreement. Each Guarantor hereby also acknowledges that its Obligations under the Credit Agreement are not subject to any existing defense, claim, counterclaim or right of offset.

    8.        The Obligors (including WorldMed) agree that at any time and from time to time, upon the written request of the Agent, they will execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purposes of this Agreement.

    9.        This Agreement may be executed in two or more counterparts, each of which shall constitute and original but all of which when taken together shall constitute one contract.

    10.        This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia.

[Signatures appear on following pages]

        IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed by its authorized officers as of the day and year first written above.

WORLDMED SHARED SERVICES, INC.

    By:_________________________________
         Name:___________________________
         Title:____________________________

    BORROWERS:

    PSS WORLD MEDICAL, INC.

    By:_________________________________
         Name:___________________________
         Title:____________________________

    GULF SOUTH MEDICAL SUPPLY, INC.

    By:_________________________________
         Name:___________________________
         Title:____________________________

    PHYSICIAN SALES & SERVICES
    LIMITED PARTNERSHIP

    By:_________________________________
         Name:___________________________
         Title:____________________________

    GUARANTORS:

    PSS HOLDING, INC.

    By:_________________________________
         Name:___________________________
         Title:____________________________

    PSS SERVICE, INC.

    By:_________________________________
         Name:___________________________
         Title:____________________________

    PHYSICIAN SALES & SERVICE, INC.

    By:_________________________________
         Name:___________________________
         Title:____________________________

    THRIFTYMED, INC.

    By:_________________________________
         Name:___________________________
         Title:____________________________

    HIGHPOINT HEALTHCARE DISTRIBUTION, INC.

    By:_________________________________
         Name:___________________________
         Title:____________________________

    PROCLAIM, INC.

    By:_________________________________
         Name:___________________________
         Title:____________________________

    ANCILLARY MANAGEMENT SOLUTIONS, INC.

    By:_________________________________
         Name:___________________________
         Title:____________________________

    AGENT:

    BANK OF AMERICA, N.A.

    By:_________________________________
         Name:___________________________
         Title:____________________________